UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 7, 2018
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 7, 2018, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Carrols Restaurant Group, Inc. (the “Company”), Manuel A. Garcia III retired from the Company's board of directors upon completion of his term effective as of the Annual Meeting.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 7, 2018, the Company held the Annual Meeting of Stockholders. At the Annual Meeting, stockholders (i) re-elected David S. Harris and elected Deborah M. Derby as Class III directors, to serve three year terms that expire at the Company's 2021 Annual Meeting of Stockholders or until respective successors have been duly elected and qualified, (ii) voted to adopt, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as described in Proxy Statement under “Executive Compensation”, and (iii) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Class III Directors, David S. Harris and Deborah M. Derby.

Name	For	Against	Abstain	Broker Non-Vote
David S. Harris	35,985,141	481,541	811,454	4,319,498
Deborah M. Derby	37,075,442	194,781	7,913	4,319,498
Proposal 2. Approval, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as described in Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
33,956,204	2,373,686	948,246	4,319,498
Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain
41,498,120	85,135	14,379

Additionally, on June 7, 2018, the holder of all of the outstanding shares of the Company's Series A Convertible Preferred Stock voted to re-elect directors José E. Cil and Matthew Dunnigan to the Company’s Board of Directors. Messrs. Cil and Dunnigan each will serve as a Class A Director for a one year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2019 or until their respective successors shall have been elected and shall qualify.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	June 11, 2018

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President, General Counsel and Secretary